UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 14, 2003
                               ----------------
               Date of report (Date of earliest event reported)


                      Jeremy's Microbatch Ice Creams, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

         001-15689                                       23-3017648
 ---------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

  2000 Hamilton Street, #520, Philadelphia, Pennsylvania         19130
  ------------------------------------------------------       ----------
        (Address of principal executive offices)               (Zip Code)

                                (215) 893-3662
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

Increase in Authorized Shares.

       On April 15, 2003, Jeremy's Microbatch Ice Creams, Inc., a Delaware corporation (the "Registrant"), filed an Amendment to its Certificate of Incorporation to increase the number of shares of authorized common stock from 5,000,000 shares, par value $0.01 per share, to 500,000,000 shares and preferred stock from 500,000 shares, par value $0.01 per share, to 10,000,000 shares. The Amendment was approved by the written consent of a majority of the Registrant's outstanding shares after circulation of an Information Statement pursuant to Rule 14c-2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

       3.1 Certificate of Amendment to the Certificate of Incorporation of Jeremy's Microbatch Ice Creams, Inc. dated April 14, 2003.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JEREMY'S MICROBATCH ICE CREAMS, INC.
                                           (Registrant)


Date: April 15, 2003                       By:   /s/ William Tay
                                                -----------------------------
                                                  William Tay, President



EXHIBIT NO.     EXHIBITS

3.1 Certificate of Amendment to the Certificate of Incorporation of Jeremy's Microbatch Ice Creams, Inc. dated April 14, 2003.

                                                                    Exhibit 3.1

                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF

                     JEREMY'S MICROBATCH ICE CREAMS, INC.
       (PURSUANT TO SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW)

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Jeremy's Microbatch Ice Creams, Inc.

      2. Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended by striking out Article Fourth thereof and substituting in lieu of said Article the following new Article:

      "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is as follows:

      (a) 500,000,000 shares of Common Stock, $.01 par value per share; and

      (b) 10,000,000 shares of Preferred Stock, $.01, par value per share. The preferred stock may be issued in one or more series, and may have such voting powers, special, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special right qualifications, limitations or restrictions, including, without limitation, conversion rights and redemption right, as shall be stated in the resolution or resolutions providing for the issue therefore adopted by the Board of Directors of the Corporation."

      3. The foregoing Amendment to the Certificate of Incorporation was duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Certificate of Amendment for the Corporation the 14th day of April, 2003.

                                          /s/ William Tay
                                          ---------------------------------
                                          William Tay, President